Execution Version AMENDMENT NO. 2 TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT This Amendment No. 2 (this “Amendment”), dated as of May 3, 2024 is entered into by and among United States Steel Corporation (the “Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) and Collateral Agent (the “Collateral Agent”) and the Lenders party hereto with respect to the Sixth Amended and Restated Credit Agreement, dated as of May 27, 2022 (as amended by that certain Amendment No. 1, dated as of December 19, 2022, and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”) among the Borrower, the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto (the “Lenders”), the LC Issuing Banks from time to time party thereto, the Administrative Agent, the Collateral Agent, and the other parties from time to time party thereto. WHEREAS, pursuant to Section 9.02(b) of the Credit Agreement, the Borrower has requested that the Lenders consent to the amendments to the Credit Agreement set forth herein; and WHEREAS, the Lenders party hereto constituting the Required Lenders have agreed, upon the terms and subject to the conditions set forth herein, to amend such provisions of the Credit Agreement as set forth herein. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (which constitute, among others, the Required Lenders), intending to be legally bound hereby, agree as follows: SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement, as amended hereby, are used herein as therein defined. SECTION 2. Merger Effective Date Amendments. Effective as of the Merger Effective Date (as defined below), the Credit Agreement is hereby amended as follows: (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined term in alphabetical order: ““Merger Agreement” means that certain Agreement and Plan of Merger, dated as of December 18, 2023, by and among Nippon Steel North America, Inc., 2023 Merger Subsidiary, Inc., solely as provided in Section 9.13 therein, Nippon Steel Corporation and United States Steel Corporation.” (b) The definition of “Consolidated Net Tangible Assets” is hereby amended by deleting it in its entirety and replacing it with the following: ““Consolidated Net Tangible Assets” means, as of the time of determination, the aggregate amount of assets of the Borrower and its consolidated Subsidiaries after deducting (i) all goodwill, trade names, trademarks, service marks, patents, unamortized debt discount and expense and other intangible assets and (ii) all current liabilities, as reflected on the most recent consolidated balance sheet prepared by the Borrower in accordance with GAAP contained in the annual audited financial statements or quarterly financial statements delivered pursuant to Section 5.01(a)(i) or (ii) (and not subsequently disclaimed as not being reliable by the Borrower) prior to the time as of which “Consolidated Net Tangible Assets” is being determined.”

(c) Section 5.01(a)(ii) is hereby amended by deleting (A) “(x)” and (B) the following clause: “and (y) having been prepared in accordance with the applicable rules of the SEC”. (d) Section 5.01(a)(vi) is hereby amended by deleting it in its entirety and replacing it with the following: “if applicable, promptly after the same become publicly available, copies of all periodic and other material reports and proxy statements filed by the Borrower or any Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of the SEC;” (e) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined term in alphabetical order: ““Permitted Holder” means Nippon Steel Corporation, directly or indirectly through any of its Subsidiaries.” (f) The definition of “Change in Control” is hereby amended by deleting it in its entirety and replacing it with the following: ““Change in Control” means the occurrence any of the following: (a) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than any Permitted Holder) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d- 5 under the Exchange Act), directly or indirectly, of more than 35% of either the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding Equity Interests in the Borrower, unless, the Permitted Holders have, at such time, directly or indirectly, the right or the ability by voting power, contract or otherwise to elect or designate for election at least a majority of the board of directors of the Borrower; (b) the adoption of a plan relating to the liquidation or dissolution of the Borrower; or (c) the merger or consolidation of the Borrower with or into another Person or the merger of another Person with or into the Borrower (unless the Borrower survives such merger or consolidation), or the sale of all or substantially all the assets of the Borrower (determined on a consolidated basis) to another Person, other than a merger or consolidation transaction in which holders of Equity Interests representing 100% of the ordinary voting power represented by the Equity Interests in the Borrower immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the ordinary voting power represented by the Equity Interests in the surviving Person in such merger or consolidation transaction issued and outstanding immediately after such transaction and in substantially the same proportion as before the transaction; provided, however that (x) for purposes of this definition the phrase “person” or “group” shall exclude any employee benefit plan of such “person” or “group” and its subsidiaries and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan and (y) notwithstanding anything to the contrary in this definition or any provision of the Exchange Act, (A) if any person or group includes one or more Permitted Holders, the issued and outstanding Equity Interests of the Borrower directly or indirectly owned by Permitted Holders that are part of such person or group shall not be treated as being beneficially owned by such person or group or any other member of such person or group for purposes of this definition, (B) a person or group shall be deemed not to beneficially own securities subject to an equity or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the acquisition of the securities in connection with the transactions contemplated by such agreement and (C) a person or group will be deemed not to beneficially own the Equity Interests of another Person as a result of its ownership of Equity Interests or other securities of such other Person’s parent (or related contractual rights) unless it owns 50% or more of the aggregate ordinary voting power or aggregate equity value of the issued and outstanding Equity Interests of such Person’s parent.” Notwithstanding anything to the contrary in this definition, the consummation of the transactions contemplated by the Merger Agreement (including any other substantially similar transactions effected in accordance with the Merger Agreement in connection with the “Merger” (as defined therein)) do not constitute a Change in Control.” SECTION 3. Effectiveness. (a) This Amendment (including, for the avoidance of doubt, the irrevocable agreement of the Lenders party hereto to effect the amendments set forth in Section 2 of this Amendment subject only to the satisfaction of the condition set forth in Section 3(b) hereof) shall become effective on the first date (the “Amendment No. 2 Effective Date”) on which the Administrative Agent (or its counsel) shall have received executed signature pages to this Amendment from the Administrative Agent, Lenders constituting the Required Lenders and the Borrower. (b) If the Amendment No. 2 Effective Date has occurred, the amendments effected by Section 2 hereby shall become effective immediately, automatically and without further action by any person upon consummation of the merger contemplated by the Merger Agreement (the “Merger Effective Date”) so long as the Merger Effective Date occurs on or prior to the End Date (as defined in the Merger Agreement as in effect on the Amendment No. 2 Effective Date), after giving effect to any extensions thereof pursuant to the terms of the Merger Agreement as in effect on the Amendment No. 2 Effective Date. (c) For the avoidance of doubt, any assignment, participation or other transfer by any Lender of any Commitments or Loans or any other events, occurrences or circumstances following the Amendment No. 2 Effective Date (other than the consummation or non-consummation of the Merger) shall not affect in any way the determination of whether or not the conditions set forth in Section 3(b) become satisfied and the Merger Effective Date occurs. SECTION 4. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby. SECTION 5. As of the date hereof, the Borrower hereby certifies that: (i) The representations and warranties of the Borrower contained in Section 3 of the Credit Agreement shall be true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date in which case they shall be true and correct in all material respects as of such earlier date; provided, that any representation and warranty that is qualified as to “materiality”,

“Material Adverse Effect” or similar language shall be true and correct in all respects on the respective dates. (ii) No Default or Event of Default shall have occurred and be continuing. SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not (a) by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document or (b) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and the other Loan Documents. From and after the Merger Effective Date, all references to the Credit Agreement in any other Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. SECTION 7. Miscellaneous Provisions. The provisions of Sections 9.01, 9.02, 9.03, 9.07, 9.08, 9.10 and 9.11 of the Credit Agreement shall apply to like effect, mutatis mutandis, to this Amendment. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when taken together shall constitute a single instrument. Any signature to this Amendment may be delivered by facsimile, electronic mail (including “.pdf”) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Amendment. Each of the parties hereto represents and warrants to the other parties that, to the extent it executes this Amendment through electronic means, it has the corporate capacity and authority to so execute this Amendment through electronic means and there are no restrictions on doing so in such party’s constitutive documents. [The remainder of this page is intentionally left blank.]

[Signature Page to US Steel Amendment No. 2] JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent By: Name: Title: James Shender Executive Director

[Signature Page to US Steel Amendment No. 2] JPMORGAN CHASE BANK, N.A., as a Lender By: Name: James Shender Title: Executive Director

[Signature Page to US Steel Amendment No. 2] ING CAPITAL LLC, as a Lender By: Name: Jean Grasso Title: Managing Director By: Name: Jeff Chu Title: Director

[Signature Page to US Steel Amendment No. 2] THE NORTHERN TRUST COMPANY, as a Lender By: Name: Eric Siebert Title: SVP

[Signature Page to US Steel Amendment No. 2] BARCLAYS BANK PLC, as a Lender By: Name: Charlene Saldanha Title: Vice President

[Signature Page to US Steel Amendment No. 2] Classification: Internal Use FIFTH THIRD BANK, NATIONAL ASSOCIATION as a Lender By: Name: Jason Rockwell Title: Vice President

[Signature Page to US Steel Amendment No. 2] Goldman Sachs Bank USA, as a Lender By: Name: Priyankush Goswami Title: Authorized Signatory

[Signature Page to US Steel Amendment No. 2] THE HUNTINGTON NATIONAL BANK, a national banking association, as a Lender By: Name: Roger F. Reeder Title: Vice President

Signature Page to US Steel Amendment No. 2 MORGAN STANLEY BANK, N.A., as a Lender By: Name: Taylor Tripucka Title: Authorized Signatory MORGAN STANLEY SENIOR FUNDING, INC., as a Lender By: Name: Taylor Tripucka Title: Vice President DocuSign Envelope ID: 9292F3AF-2C5E-45EA-8484-026C9FB588AE 4/22/2024 4/22/2024

[Signature Page to US Steel Amendment No. 2] PNC BANK, NATIONAL ASSOCIATION, as a Lender By: Name: Daniel Scherling Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender By: [Signature Page to US Steel Amendment No. 2)